                                                                   EXHIBIT 10.40

                                                                  EXECUTION COPY

                              AMENDMENT AND CONSENT

          AMENDMENT AND CONSENT, dated as of June 26, 2000 (this "Amendment"), to (i) the Guarantee (the "2000 Guarantee"), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "2000 Participation Agreement"), among Hanover Compressor Company ("Holdings"), Hanover Compression Inc., a Delaware corporation ("HCC"), Hanover Equipment Trust 2000A, (the "2000 Lessor"), First Union National Bank and Scotiabanc Inc. (the "2000 Investors"), the lenders parties thereto (the "2000 Lenders"), and The Chase Manhattan Bank, a New York banking corporation, as the agent for the 2000 Lenders (the "Agent"),
(ii) the Guarantee (the "1999 Guarantee"), as defined in the Participation Agreement, dated as of June 15, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "1999 Participation Agreement"), among HCC, Hanover Equipment Trust 1999A (the "1999 Lessor"), and Societe Generale Financial Corporation and FBTC Leasing Corp., Inc. (the "1999 Investors"), the lenders parties thereto (the "1999 Lenders") and the Agent as agent for the 1999 Lenders, (iii) the Guarantee (the "1998 Guarantee"), as defined in the Participation Agreement, dated as of July 22, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "1998 Participation Agreement"), among HCC, Hanover Equipment Trust 1998A (the "1998 Lessor"), Societe Generale Financial Corporation (the "1998 Investor"), and the lenders parties thereto (the "1998 Lenders") and the Agent, as agent for the 1998 Lenders, and (iv) the Amended and Restated Senior Credit Agreement ("Senior Credit Agreement"), dated March 13, 2000, among Holdings, HCC, the Agent, and the lenders parties thereto (the "Senior Credit Lenders"). The 2000 Participation Agreement, the 1999 Participation Agreement and the 1998 Participation Agreement are collectively hereinafter referred to as the "Participation Agreements".

                              W I T N E S S E T H:

          WHEREAS, Holdings and HCC have requested that the Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement amend certain covenants in each of the Synthetic Guarantees and the Senior Credit Agreement; and

          WHEREAS, the Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, terms defined in any of the Participation Agreements or the Senior Credit Agreement are used herein as therein defined and the following terms shall have the following meanings:

"         Synthetic Guarantee" shall mean any of the 2000 Guarantee, the 1999
Guarantee, or the 1998 Guarantee.

"         Guarantor" shall mean a Guarantor under any of the Synthetic
Guarantees or the Senior Credit Agreement.

          II. Amendments to the Senior Credit Agreement and the Synthetic Guarantees.

          1. Amendment to Subsection 11.2 of each of the Synthetic Guarantees and Subsection 8.2 of the Senior Credit Agreement. (a) Subsections
11.2 of each of the Synthetic Guarantees are hereby amended by deleting paragraph (d) in its entirety therefrom and substituting in place thereof the following:

"                 (d)  Indebtedness of Holdings and any of its Subsidiaries in

     an aggregate amount not to exceed $50,000,000 at any time outstanding which is recourse only to the assets of HCC or any of its Subsidiaries acquired or financed with the proceeds of such Indebtedness; provided that, immediately after giving effect to the incurrence of such Indebtedness, Holdings shall be in compliance, on a pro forma basis after giving effect to such Indebtedness, with the covenants in subsection 11.1 recomputed as at the last day of the most recently ended fiscal quarter of Holdings as if such Indebtedness had been incurred on the first day of each relevant period for testing such compliance, and Holdings shall have delivered to the Agent an officers' certificate to such effect, together with all relevant financial information."

          (b) Subsection 8.2 of the Senior Credit Agreement is hereby amended by deleting paragraph (d) in its entirety therefrom and substituting in place thereof the following:

"                 (d)  Indebtedness of Holdings and any of its Subsidiaries in
     an aggregate amount not to exceed $50,000,000 at any time outstanding which is recourse only to the assets of HCC or any of its Subsidiaries acquired or financed with the proceeds of such Indebtedness; provided that, immediately after giving effect to the incurrence of such Indebtedness, Holdings shall be in compliance, on a pro forma basis after giving effect to such Indebtedness, with the covenants in subsection 8.1 recomputed as at the last day of the most recently ended fiscal quarter of Holdings as if such Indebtedness had been incurred on the first day of each relevant period for testing such compliance, and Holdings shall have delivered to the Administrative Agent an officers' certificate to such effect, together with all relevant financial information."

          (c) Subsections 11.2(j) of each of the Synthetic Guarantees and 8.2(j) of the Senior Credit Agreement are hereby amended by replacing "$5,000,000" with "$20,000,000".

          2. Amendment to Subsection 11.8 of each of the Synthetic Guarantees and Subsection 8.8 of the Senior Credit Agreement. Subsections 11.8 of each of the Synthetic Guarantees and 8.8 of the Senior Credit Agreement are hereby amended by (i) deleting the word "and" which appears before clause (v) thereof and (ii) adding the following new clause (vi) at the end thereof:

" and (vi) HCC may declare and pay dividends or make distributions to Holdings to the extent necessary to allow Holdings to make payments on its promissory notes to be issued in favor of the sellers of the KCC Group Limited so long as (A) the aggregate amount of such declarations, payments or distributions pursuant to this clause (vi) does not exceed (pound)6,000,000 (UK) plus accrued interest thereon and (B) no such dividend may be paid more than three Business Days prior to the date the equivalent payment is made on such notes."

          3. Amendment to Subsection 11.10 of each of the Synthetic Guarantees and Subsection 8.10 of the Senior Credit Agreement. (a) Subsections
11.10 of each of the Synthetic Guarantees are hereby amended by deleting paragraph (g) in its entirety therefrom and substituting in place thereof the following:

"                 (g)  Investments constituting Permitted Business-Acquisitions so long as, after giving effect to the consummation of the transactions contemplated by each Permitted Business Acquisition, the Loans to be made and the Letters of Credit to be issued under the Corporate Credit Agreement and the loans to be made under the Equipment Lease Credit Agreements in connection therewith, the sum of (i) the cash and Cash Equivalents then held by Holdings, (ii) the Available Commitments of all the Lenders under the Corporate Credit Agreement, and (iii) the Available Commitments and Available Investor Commitments under the Equipment Lease Participation Agreements at such time, equals at least $20,000,000;".

          (b) Subsection 8.10 of the Senior Credit Agreement is hereby amended by deleting paragraph (g) in its entirety therefrom and substituting in place thereof the following:

"                 (g)  Investments constituting Permitted Business Acquisitions so long as, after giving effect to the consummation of the transactions contemplated by each Permitted Business Acquisition, the Loans to be made and the Letters of Credit to be issued hereunder and the loans to be made under the Equipment Lease Credit Agreements in connection therewith, the sum of (i) the cash and Cash Equivalents then held by Holdings, (ii) the Available Commitments of all the Lenders hereunder, and (iii) the Available Commitments and Available Investor Commitments (each as defined in the Participation Agreements) under the Equipment Lease Participation Agreements at such time, equals at least $20,000,000;".

          III.    Consent.

          Each of the Required Lenders and the Investors, as party to each Participation Agreement and each other Operative Document, as applicable, consents to the amendments in Section I hereto.

          IV.     General.

          1. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) Holdings and HCC shall have delivered to the Agent duly executed copies of this Amendment, (b) the Guarantors (other than Holdings or HCC) shall have delivered to the Agent duly executed copies of this Amendment, (c) the Agent shall have received duly executed copies of this Amendment from the Required Lenders, and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

          2. Representations and Warranties. Holdings, HCC and each of the other Guarantors hereby represents and warrants that the representations and warranties contained in each of the Participation Agreements and the Operative Agreements will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

          3. Continuing Effect of the Senior Credit Agreement, Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Participation Agreements, the Senior Credit Agreement, Loan Documents or the Operative Agreements not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, Holdings, the 2000 Lessor, 1999 Lessor, the 1998 Lessor or the other Guarantors that would require a waiver or consent of the Agent and/or the 2000 Lenders, 1999 Lenders or 1998 Lenders. Except as expressly amended hereby, the provisions of each of the Participation Agreements, the Senior Credit Agreement, the Loan Documents and the Operative Agreements are and shall remain in full force and effect.

          4. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          6. Expenses. Holdings and HCC agree to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                       HANOVER COMPRESSOR COMPANY, as a signatory to the Senior Credit Agreement and as a Guarantor

                       By:    /s/ [Illegible]
                             ---------------------------------------
                             Name:
                             Title:


                       HANOVER COMPRESSION INC., as a signatory to the Senior Credit Agreement and as a Guarantor

                       By:    /s/ [Illegible]
                             ---------------------------------------
                             Name:
                             Title:


                       HANOVER EQUIPMENT TRUST 2000A, as a Borrower under the 2000 Participation Agreement

                       By:   Wilmington Trust Company, not individually but
                       solely as Trustee

                       By:
                             ----------------------------------------
                             Name:
                             Title:


                       HANOVER EQUIPMENT TRUST 1999A, as a Borrower under the 1999 Participation Agreement

                       By:   Wilmington Trust Company, not individually but
                       solely as Trustee

                       By:
                             ----------------------------------------
                             Name:
                             Title:

                       HANOVER EQUIPMENT TRUST 1998A, as a Borrower under the 1998 Participation Agreement

                       By:   Wilmington Trust Company, not individually but
                       solely as Trustee

                       By:
                             --------------------------------------------
                             Name:
                             Title:

                       HANOVER/SMITH, LIMITED PARTNERSHIP, as a Guarantor

                       By:   Hanover General Holdings, Inc., its general partner

                       By:    /s/ [Illegible]
                             --------------------------------------------
                             Name:
                             Title:

                       HANOVER MAINTECH, LIMITED PARTNERSHIP, as a Guarantor

                       By:   Hanover General Holdings, Inc., its general partner

                       By:    /s/ [Illegible]
                             --------------------------------------------
                             Name:
                             Title:

                       HANOVER LAND LIMITED PARTNERSHIP, as a Guarantor

                       By:   Hanover General Holdings, Inc., its general partner

                       By:    /s/ [Illegible]
                             --------------------------------------------
                             Name:
                             Title:

                       HANOVER COMPRESSOR LIMITED HOLDINGS, LLC

                       By:   Hanover General Holdings, Inc., as sole member

                       By:    /s/ [Illegible]
                             --------------------------------------------
                             Name:
                             Title:

                       THE CHASE MANHATTAN BANK, as Agent, a 2000 Lender, 1999 Lender, 1998 Lender, and Senior Credit Lender

                       By:    /s/ Steven Wood
                             --------------------------------------------
                             Name:  Steven Wood
                             Title: Vice President

                       FIRST UNION NATIONAL BANK, as a 2000 Lender,
                       1998 Lender, and Senior Credit Lender

                       By:    /s/ Robert R. Wetteroff
                             --------------------------------------------
                             Name:  Robert R. Wetteroff
                             Title: Senior Vice President

                       SOCIETE GENERALE, SOUTHWEST AGENCY, as a
                       1999 Lender and 1998 Lender

                       By:    /s/ Mark A. Cox
                             --------------------------------------------
                             Name:  Mark A. Cox
                             Title: Director

                       ABN AMBRO BANK N.V., as a 1999 Lender and 1998
                       Lender

                       By:    /s/ Deanna Breland
                             --------------------------------------------
                             Name:  Deanna Breland
                             Title: Vice President

                       By:    /s/ Matt McCain
                             --------------------------------------------
                             Name:  Matt McCain
                             Title: Assistant Vice President

                       THE BANK OF NOVA SCOTIA, as a 2000 Lender, 1999 Lender, 1998 Lender, and Senior Credit Lender

                       By:    /s/ F.C.H Ashby
                             --------------------------------------------
                             Name:  F.C.H. Ashby
                             Title: Senior Manager Loan Operations

                       BANK OF SCOTLAND, as a 1999 Lender


                       By:    /s/ Joseph Fratus
                             --------------------------------------------
                             Name:  Joseph Fratus
                             Title: Vice President

                       BNP PARIBAS, as a 2000 Lender, 1999 Lender, and Senior Credit Lender

                       By:    /s/ Marian Livingston
                             --------------------------------------------
                             Name:  Marian Livingston
                             Title: Vice President


                       By:    /s/ Betsy Jocher
                             --------------------------------------------
                             Name:  Betsy Jocher
                             Title: Vice President

                       CREDIT LYONNAIS NEW YORK BRANCH, as a 1999
                       Lender, 1998 Lender, and Senior Credit Lender


                       By:    /s/ [ILLEGIBLE]
                             --------------------------------------------
                             Name:  [ILLEGIBLE]
                             Title: [ILLEGIBLE]

                       DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG, as a 2000 Lender and 1999 Lender

                       By:    /s/ Mark K. Connelly
                             --------------------------------------------
                             Name:  Mark K. Connelly
                             Title: Vice President


                      By:    /s/ Richard W. Wilbert
                             --------------------------------------------
                             Name:  Richard W. Wilbert
                             Title: Vice President

                       DRESDNER BANK AG, NEW YORK AND GRAND
                       CAYMAN BRANCHES, as a 1998 Lender


                       By:    /s/ B. Craig Erickson
                             --------------------------------------------
                             Name:  B. Craig Erickson
                             Title: Vice President


                       By:    /s/ Deborah Slusarczyk
                             --------------------------------------------
                             Name:  Deborah Slusarczyk
                             Title: First Vice President

                       BANK ONE, N.A. (formerly known as The First National
                       Bank of Chicago), as a 1998 Lender, 1999 Lender, and 2000 Lender

                       By:    /s/ Karen Patterson
                             --------------------------------------------
                             Name:  Karen Patterson
                             Title: First Vice President

                       THE INDUSTRIAL BANK OF JAPAN, LTD., NEW
                       YORK BRANCH, as a 2000 Lender and 1999 Lender

                       By:    /s/ Michael N. Oakes
                             --------------------------------------------
                             Name:  Michael N. Oakes
                             Title: Senior Vice President, HOUSTON OFFICE

                       SUNTRUST BANK, as a 2000 Lender, 1999 Lender and 1998 Lender

                       By:    /s/ Linda L. Stanley
                             --------------------------------------------
                             Name:  Linda L. Stanley
                             Title: Director

                       WELLS FARGO BANK (TEXAS) N.A., as a 1999 Lender and Senior Credit Lender

                       By:    /s/ Spencer Smith
                             --------------------------------------------
                             Name:  Spencer Smith
                             Title: Vice President

                       CREDIT SUISSE FIRST BOSTON, as a 2000 Lender

                       By:    /s/ James P. Moran
                             --------------------------------------------
                             Name:  James P. Moran
                             Title: Director

                       By:    /s/ William S. Lutkins
                             --------------------------------------------
                             Name:  William S. Lutkins
                             Title: Vice President

                       NATEXIS BANQUE BFCE, as a 2000 Lender

                       By:    /s/ Donovan C. Broussard
                             --------------------------------------------
                             Name:  Donovan C. Broussard
                             Title: Vice President


                       By:    /s/ Renaud J. d'Herbes
                             --------------------------------------------
                             Name:  Renaud J. d'Herbes
                             Title: Senior Vice President
                                    and Regional Manager

                       NATEXIS BANQUE BFCE, as a 2000 Lender

                       By:    /s/ Donovan C. Broussard
                             --------------------------------------------
                             Name:  Donovan C. Broussard
                             Title: Vice President


                       By:    /s/ Renaud J. d'Herbes
                             --------------------------------------------
                             Name:  Renaud J. d'Herbes
                             Title: Senior Vice President
                                    and Regional Manager

                       NATIONAL CITY BANK, as a 2000 Lender

                       By:    /s/ Scott L. Brewer
                             --------------------------------------------
                             Name:  Scott L. Brewer
                             Title: AVP